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                                                                   EXHIBIT 10.79

                  EIGHTEENTH AMENDMENT TO FINANCING AGREEMENTS

                                                      Dated:  As of May 30, 2000

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York  10036

Gentlemen:

         Congress Financial Corporation ("Lender") and I.C. Isaacs & Company, L.P. ("Borrower") have entered into certain financing arrangements pursuant to the Accounts Receivable Financing Agreement [Security Agreement], dated June 16, 1992, by and between Lender and Borrower, (as amended, the "Accounts Agreement"), the Covenant Supplement to Accounts Agreement between Lender and Borrower, dated June 16, 1992 (as amended, the "Covenant Supplement") and all other agreements, supplements, instruments and documents related thereto and executed in connection therewith (collectively, all of the foregoing as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Financing Agreements").

         Borrower has requested that Lender waive certain defaults and amend the Financing Agreements as herein provided. Subject to the terms and conditions contained herein, Lender is willing to waive such defaults and agree to such amendment to the extent set forth herein. By this Amendment, Lender and Borrower desire and intend to evidence such waiver and amendment.

         In consideration of the foregoing, the parties hereto agree as follows:

         1.     DEFINITIONS.

         1.1    AMENDMENTS TO DEFINITIONS.

                (a) All references to the term "Financing Agreements" in the Accounts Agreement shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, this Amendment, and all other agreements, documents and instruments at any time executed and/or delivered by Borrower or any other person in connection with any of the foregoing, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced.

                (b) Effective as of the date hereof, the existing Section 1.17 of the Covenant Supplement is hereby deleted in its entirety and the following is substituted therefor:


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                      "1.17 "Net Worth" shall mean, as to any Person at any
                      time, in accordance with GAAP, the amount equal to the difference between: (i) the aggregate net book value of all assets of such Person, calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all approximate reserves (including all reserves for doubtful receivables, bad debts, obsolescence, depreciation and amortization), MINUS the amount of the aggregate net book value of all common and preferred stock of such Person issued for any consideration (including reduction of Indebtedness) other than cash and cash equivalents, and (ii) the aggregate Indebtedness of such Person (including tax and other proper accruals)."

         1.2 INTERPRETATION. All capitalized terms used herein shall have the meanings assigned thereto in the other Financing Agreements, unless otherwise defined herein. All references to the plural herein shall also mean the singular and all references to the singular herein shall also mean the plural, in each cash unless otherwise required by the context of the use thereof.

         2.     NET WORTH REQUIREMENT

         2.1 Any default under Section 4.13 of the Covenant Supplement (Net Worth) prior to the date hereof shall be and is hereby waived.

         2.2 Effective as of the date hereof, the existing Section 4.13 of the Covenant Supplement is hereby deleted in its entirety and the following is substituted therefor:

                      "4.13 NET WORTH. Borrower will, until all Obligations have been indefeasibly paid in full, maintain a Net Worth of not less than (a) $27,000,000 until and including June 30, 2000, (b) $28,000,000 from July 1, 2000 and at all times until and including September 30, 2000 and (c) $29,000,000 from October 1, 2000 and at all times thereafter."

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representation, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

         3.1 No Event of Default, or event which with giving of notice or passage of time, or both, would constitute an Event of Default, (except as waived hereunder) exists on the date of this Amendment.

         3.2 This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower.


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         3.3 Failure of Borrower to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements.

         4. CONDITIONS PRECEDENT. The effectiveness of the waiver and amendment herein contained shall be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

         4.1 the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower; and

         4.2 no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which with notice or passage of time or both, (except as waived hereunder) would constitute an Event of Default.

         5. EFFECT OF THIS AGREEMENT. Except as modified pursuant hereto, no other changes or modifications to, or waivers of the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of a conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

         6. FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable, as determined by Lender, to effectuate the provisions and purposes of this Amendment.

         7. GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York (without giving effect to principles of conflicts of laws).

         8. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


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         Please sign the enclosed copy of the Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender, shall become a binding agreement between the undersigned and Lender.

                                        Very truly yours,

                                        I.C. ISAACS & COMPANY, L.P.

                                        By:  I.C. ISAACS & COMPANY, INC.
                                                  General Partner

                                        By:   /S/ Eugene C. Wielepski
                                              ___________________________

                                        Title:   Vice President
                                               __________________________

ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION

By: /s/ Thomas Martin
   __________________________________

Title: Asst. Vice President
      _______________________________


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